Filed Pursuant to Rule 497(e)

Registration No. 033-40771

COMSTOCK FUNDS, INC.

Comstock Capital Value Fund (the “Fund”)

Supplement dated April 30, 2019, to the Fund’s Summary Prospectus and Statutory Prospectus,

each dated August 28, 2018, as amended November 21, 2018

The following sentence is added as the second sentence in the second paragraph in the sub-section “Purchase and Sale of Fund Shares” in the “Summary of the Fund” section of the Summary and Statutory Prospectuses and the second sentence in the fifth paragraph in the “Classes of Shares” section of the Statutory Prospectus:

If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary.

The following sentence is added as the second sentence in the Class C column/Convertible to Another Class row of the table under “Classes of Shares” section of the Statutory Prospectus:

Conversion to Class A shares after approximately ten years.

The following section is added in the section “Purchase of Shares—Additional Purchase Information” after the sub-section “Voluntary Conversion” of the Statutory Prospectus:

Conversion of Class C shares to Class A shares. Effective May 1, 2019, investors whose accounts are held at the Fund’s transfer agent are eligible to hold Class C shares of the Fund only until the month of the 10-year anniversary of the purchase date. In the month of the 10-year anniversary of the purchase date, the Fund will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative net asset values of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the conversion feature may be suspended. If this were to happen, you would have the option of instructing the Fund to continue to convert your Class C shares of the Fund to Class A shares of the Fund at the anniversary date described above. This conversion would also be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Investors holding Class C shares of the Fund through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Fund. In this regard, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Fund may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 10-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Fund’s transfer agent or through another financial intermediary. Because Class C shares pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

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